UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                                Columbia Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                     000-24302                52-1545782
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

              7168 Columbia Gateway Drive, Columbia, Maryland 21046
               (Address of Principal Executive Offices)     (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(_) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(_) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(_) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(_) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition":

      On October 26, 2004 Columbia Bancorp issued a press release reporting third quarter 2004 financial results. The press release is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

      Exhibit      Description
      -------      -----------

      99.1         Press Release issued October 26, 2004, filed herewith.


                         [Signature on following page.]


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COLUMBIA BANCORP

                                            /s/ John A. Scaldara, Jr.
                                     -----------------------------------------
                                     Name:  John A. Scaldara, Jr.
                                     Title: President, Chief Operating Officer
                                            and Chief Financial Officer

Date: October 27, 2004


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

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

99.1          Press Release issued October 26, 2004


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